Exhibit 31

Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
            (Section 906 0f the Sarbanes-Oxley Act of 2002)


I, John A. Dugan, Chairman and Director "Principle executive officer" of SFG Financial Corporation (the "Registrant") certify that to the best of my knowledge, based upon a review of the Annual Report on Form 10-KSB for the year ended January 31,2004 of the Registrant (the "Report")

       (1) The Report fully complies with the requirements of Section 13(a)[15(d)] of the Securities Act of 1934,as amended and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Registrant.



Dated: 10/28/2005                                 /s/ John A. Dugan
                                                  ---------------------
                                                  John A. Dugan
                                                  Chairman/CEO and Director